SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2001

Structured Products Corp.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	33-55860/ 13-3692801 (Commission File Number)	13-3692801 (IRS Employer Identification No.)

390 Greenwich Street, New York, New York                                                                                  10013
(Address of principal executive offices)                                                                                      (Zip Code)

Registrant's telephone number including area code (212) 723-9654

Item 1.      Changes in Control of Registrant.
                           Not Applicable.

Item 2.      Acquisition or Disposition of Assets.
                          Not Applicable.

Item 3.      Bankruptcy or Receivership.
                           Not Applicable.

Item 4.      Changes in Registrant's Certifying Accountant.
                          Not Applicable.

Item 5.      Other Events.

                           Supplement No. 1 to Prospectus Supplement dated May 30, 2001, to Prospectus dated May 13, 1999, for CorTS(R) Trust II For SAFECO Capital Trust I.

Item 6.      Resignations of Registrant's Directors.
                          Not Applicable.

Item 7.       Financial Statements, Pro-Forma Financial Information and Exhibits.

                           (a) Not Applicable.

                           (b) Not Applicable.

                           (c) Exhibits.
Description Supplement No. 1 to Prospectus Supplement dated May 30, 2001, to Prospectus dated May 13, 1999, for CorTS(R)Trust II For SAFECO Capital Trust I.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 6, 2001

STRUCTURED PRODUCTS CORP. By: /s/ Matthew R. Mayers Name: Matthew R. Mayers Authorized Signatory

EXHIBIT INDEX

Exhibit No. 99	Description Supplement No. 1 to Prospectus Supplement dated May 30, 2001, to Prospectus dated May 13, 1999, for CorTS(R)Trust II For SAFECO Capital Trust I.	Paper (P) or Electronic (E) E

PROSPECTUS SUPPLEMENT
(To Prospectus Supplement dated May 30, 2001)
(To Prospectus dated May 13, 1999)

Structured Products Corp., the Depositor
742,252 8.7% Corporate-Backed Trust Securities
(CorTS®) Certificates

(principal amount $25 per Certificate)
issued by

CorTS® Trust II For SAFECO Capital Trust I, the Trust

        On May 30, 2001, the Trust issued $49,638,150 principal amount of Certificates. The assets of the Trust consist principally of 8.072% Capital Securities due July 15, 2037 issued by SAFECO Capital Trust I and all future payments of interest and a single payment of principal due on the underlying Capital Securities. Initially, $53,500,000 principal amount of underlying Capital Securities was deposited in the Trust. From time to time, the Depositor may deposit additional underlying Capital Securities in the Trust, and cause additional Certificates to be issued. On June 6, 2001, the Depositor caused an additional $20,000,000 principal amount of underlying Capital Securities to be deposited in the Trust, and the Trust issued an additional $18,556,300 principal amount of Certificates. All additional Certificates issued in connection with the deposit of the additional underlying Capital Securities rank ratably with the Certificates previously issued by the Trust.

        All other provisions of the attached Prospectus Supplement and Prospectus remain unchanged.

         This Supplement No. 1 is not a summary of the provisions of the Certificates. You should read the accompanying Prospectus Supplement and Prospectus for more complete information about the Certificates.

        Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this Supplement No. 1 or the accompanying Prospectus Supplement and Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Per Certificate	Total
Public offering price.........................................................
Underwriting discount......................................................
Proceeds to Trust (before expenses)................................	$25 $0.7875 $24.2125	$18,556,300 $584,523.45 $17,971,776.55

         The Underwriters expect to deliver your Certificates in book-entry form only through The Depository Trust Company on or about June 6, 2001.

® “CorTS” is a registered service mark of Salomon Smith Barney Inc.

Salomon Smith Barney
First Union Securities, Inc.
Prudential Securities

June 6, 2001